Exhibit 99.1

National Commerce Corporation Announces First Quarter 2016 Earnings

BIRMINGHAM, AL (April 20, 2016) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (the “Company” or “NCC”), the parent company of National Bank of Commerce, today reported first quarter 2016 net income to common shareholders of $3.8 million, compared to $1.9 million for the first quarter of 2015. Diluted net earnings per share were $0.34 in the first quarter of 2016, compared to $0.28 in the fourth quarter of 2015 and $0.25 in the first quarter of 2015.

“We are pleased with the start to the year, and our improving profitability metrics give us some encouragement about the direction in which we are headed,” said John H. Holcomb, III, Chairman and Chief Executive Officer of the Company. “We are also excited about the opening of our Atlanta loan production office in April, and we are enthusiastic about the team that has joined us there.”

During the first quarter of 2016, the Company successfully completed the system integration of Reunion Bank of Florida, a division of National Bank of Commerce, to its core system. “We are glad to have had a successful system conversion with Reunion, and I want to personally thank all of our colleagues who worked so hard to make that conversion a success. We will continue our focus on asset quality, customer service and growing our profitability, and we look forward to the remainder of 2016,” said Holcomb.

Several important measures from the first quarter of 2016 are as follows:

●

Net Interest Margin (taxable equivalent) of 4.21%, down slightly from 4.25% for the first quarter of 2015. The margin increased 0.15% compared to the 2015 fourth quarter due to the earning asset mix, with an increase in average loans outstanding and lower levels of cash on hand.

●	Return on Average Assets of 0.86%, compared to 0.67% for the first quarter of 2015.
●	Return on Average Tangible Common Equity of 9.21%, compared to 7.15% for the first quarter of 2015.
●	First quarter 2016 loan growth (excluding mortgage loans held-for-sale) of $68.3 million.
●	Decrease in deposits of $16.3 million, reflecting many deposits that were temporarily inflated at year end 2015, including deposits from tax collecting authorities.
●	$63.8 million in mortgage production, compared to $55.7 million for the first quarter of 2015.

●	$184.7 million in purchased volume in the factoring division, compared to $175.1 million for the first quarter of 2015.
●	A decrease in non-acquired non-performing assets to $3.4 million from $4.3 million at December 31, 2015.
●	Annualized net charge-offs of 0.13%, compared to 0.20% for the first quarter of 2015.
●

Provision for loan losses of $1.5 million, compared with $631 thousand in the 2015 fourth quarter and $161 thousand in the first quarter of 2015. The increase was attributable in part to $83 million in growth in non-acquired loans during the first quarter of 2016, net charge-offs of $448 thousand during the first quarter of 2016 and general economic factors.

●	Ending tangible book value per share of $15.42.
●	Ending book value per share of $20.36.

The Company will host a live audio webcast conference call beginning at 8:00 a.m. Central Time on April 21, 2016 to discuss earnings and operating results for the first quarter of 2016. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 90642241). A  replay  of  the conference call will be available beginning two hours after the completion of the call until 10:59 p.m. Central Time on April 23, 2016 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.
●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share exclusive of changes in intangible assets.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses, less the allowance for loan losses attributable to factored receivables, divided by nonacquired loans held for investment, excluding factored receivables at the end of the period.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to NCC’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, NCC acknowledges that the non-GAAP financial measures have a number of limitations. As such, NCC cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Substantially all of the operations of National Commerce Corporation are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama (in Birmingham, Huntsville, Auburn-Opelika, and Baldwin County) and ten full-service banking offices in Central Florida (in Vero Beach through National Bank of Commerce; in Longwood, Winter Park, Orlando, and Oviedo through United Legacy Bank, a division of National Bank of Commerce; and in Tavares, Port Orange, St. Augustine, and Ormond Beach through Reunion Bank of Florida, a division of National Bank of Commerce), as well as a loan production office in the Atlanta, Georgia market area. National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company based in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2015 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Earnings Summary
Interest income	$18,313	$16,488	$13,450	$12,714	$12,193
Interest expense	1,650	1,507	1,191	1,071	1,027
Net interest income	16,663	14,981	12,259	11,643	11,166
Provision for loan losses	1,533	631	201	120	161
Other noninterest income (1)	3,125	2,136	2,353	2,206	1,764
Merger/conversion-related expenses	138	395	122	168	79
Other noninterest expense (2)	11,915	11,049	9,773	9,448	9,211
Income before income taxes	6,202	5,042	4,516	4,113	3,479
Income tax expense	2,083	1,667	1,453	1,264	1,092
Net income before minority interest	4,119	3,375	3,063	2,849	2,387
Net income attributable to minority interest	340	437	573	593	466
Net income to common shareholders	$3,779	$2,938	$2,490	$2,256	$1,921

Weighted average common and diluted shares outstanding
Basic	10,855,871	10,345,146	9,438,541	9,438,541	7,701,663
Diluted	11,039,208	10,552,871	9,594,472	9,569,695	7,801,577

Net earnings per common share
Basic	$0.35	$0.28	$0.26	$0.24	$0.25
Diluted	$0.34	$0.28	$0.26	$0.24	$0.25

	March 31,	December 31,	September 30,	June 30,	March 31,
Selected Performance Ratios	2016	2015	2015	2015	2015
Return on average assets (ROAA) (3)	0.86%	0.72%	0.75%	0.75%	0.67%
Return on average equity (ROAE)	6.95	5.76	5.62	5.22	5.58
Return on average tangible common equity (ROATCE)	9.21	7.48	6.85	6.35	7.15
Net interest margin - taxable equivalent	4.21	4.06	4.02	4.22	4.25
Efficiency ratio	60.91	66.86	67.72	69.43	71.85
Operating efficiency ratio (2)	60.21	64.55	66.88	68.22	71.24
Noninterest income / average assets (annualized)	0.71	0.52	0.71	0.73	0.62
Noninterest expense / average assets (annualized)	2.75	2.80	2.99	3.19	3.24
Yield on loans	5.16	5.17	5.13	5.15	5.26
Cost of total deposits	0.42%	0.40%	0.39%	0.38%	0.38%

	March 31,	December 31,	September 30,	June 30,	March 31,
Factoring Metrics	2016	2015	2015	2015	2015
Recourse purchased volume	$66,554	$74,922	$82,661	$89,009	$84,725
Non-recourse purchased volume	118,132	97,142	100,055	99,614	90,402
Total purchased volume	$184,686	$172,064	$182,716	$188,623	$175,127
Average turn (days)	38.16	39.68	37.97	37.66	41.57
Net charge-offs / total purchased volume	0.26%	0.12%	0.06%	(0.04)%	0.09%
Average discount rate	1.72%	1.73%	1.74%	1.67%	1.65%

	March 31,	December 31,	September 30,	June 30,	March 31,
Mortgage Metrics	2016	2015	2015	2015	2015
Total production ($)	$63,802	$58,903	$82,276	$84,796	$55,731
Refinance (%)	18.2%	26.0%	19.1%	18.6%	26.9%
Purchases (%)	81.8%	74.0%	80.9%	81.4%	73.1%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
Balance Sheet Highlights	2016	2015	2015	2015	2015
Cash and cash equivalents	$123,853	$212,457	$192,882	$142,393	$149,907
Total securities	82,954	80,863	45,911	42,586	37,631
Mortgage loans held-for-sale	12,529	15,020	7,926	13,750	13,804
Acquired purchased credit-impaired loans	10,205	10,443	5,615	5,724	8,852
Acquired non-purchased credit-impaired loans	356,305	370,872	123,730	131,953	138,040
Nonacquired loans held for investment (4)	942,781	870,471	811,011	757,976	704,307
CBI loans (factoring receivables)	78,414	67,628	74,780	75,000	69,541
Total gross loans held for investment	1,387,705	1,319,414	1,015,136	970,653	920,740
Allowance for loan losses	10,927	9,842	9,391	9,274	9,522
Total intangibles	53,312	53,474	31,291	31,310	30,560
Total assets	1,740,106	1,763,369	1,350,781	1,256,614	1,206,667
Total deposits	1,498,197	1,514,458	1,141,837	1,051,483	1,000,217
Borrowings	7,000	22,000	22,000	22,000	22,000
Total liabilities	1,519,006	1,546,733	1,173,358	1,081,985	1,034,495
Minority interest	7,275	7,372	7,508	7,527	7,166
Common stock	109	108	94	94	94
Total shareholders' equity	221,100	216,636	177,423	174,629	172,172
Tangible common equity	$167,447	$162,724	$145,558	$142,726	$141,380
End of period common shares outstanding	10,861,487	10,824,969	9,438,541	9,438,541	9,438,541

	As of and For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Asset Quality Analysis	2016	2015	2015	2015	2015
Nonacquired
Nonaccrual loans	$184	$187	$829	$2,688	$618
Other real estate and repossessed assets	2,792	3,873	3,562	1,494	1,494
Loans past due 90 days or more and still accruing	473	252	148	44	168
Total nonacquired nonperforming assets	$3,449	$4,312	$4,539	$4,226	$2,280

Acquired
Nonaccrual loans	$3,617	$3,508	$2,829	$2,795	$2,576
Other real estate and repossessed assets	92	92	72	142	542
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$3,709	$3,600	$2,901	$2,937	$3,118

Selected asset quality ratios
Nonperforming assets / Assets	0.41%	0.45%	0.55%	0.57%	0.45%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.51	0.60	0.73	0.74	0.58
Net charge-offs (recoveries) to average loans (annualized)	0.13	0.06	0.03	0.16	0.20
Allowance for loan losses to total loans	0.79	0.75	0.93	0.96	1.03
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (4)	0.36	0.49	0.56	0.56	0.32
Allowance for loan losses to nonacquired nonperforming loans	1,663.17	2,241.91	961.21	339.46	1,211.45
Allowance for loan losses to nonacquired loans (4)	1.11%	1.07%	1.10%	1.13%	1.22%

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Taxable Equivalent Yields/Rates	2016	2015	2015	2015	2015
Interest income:
Loans	5.16%	5.17%	5.13%	5.15%	5.26%
Mortgage loans held-for-sale	4.40	3.44	4.17	4.02	3.63
Interest on securities:
Taxable	2.68	3.05	3.30	3.33	2.92
Non-taxable	4.90	4.96	4.99	5.08	5.72
Cash balances in other banks	0.58	0.35	0.31	0.38	0.36
Total interest-earning assets	4.62	4.46	4.41	4.60	4.64

Interest expense:
Interest on deposits	0.56	0.54	0.50	0.50	0.49
Interest on FHLB and other borrowings	2.97	2.01	2.00	2.01	2.01
Total interest-bearing liabilities	0.58	0.57	0.54	0.54	0.53
Net interest spread	4.04	3.89	3.87	4.06	4.11
Net interest margin	4.21%	4.06%	4.02%	4.22%	4.25%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	9.12%	9.68%	10.39%	11.09%	11.41%
Tier 1 Common Capital Ratio	11.15	11.18	12.88	12.86	13.54
Tier 1 Risk-based Capital Ratio	11.15	11.18	12.88	12.86	13.54
Total Risk-based Capital Ratio	11.93	11.91	13.79	13.78	14.55
Equity / Assets	12.71	12.29	13.13	13.90	14.27
Tangible common equity to tangible assets	9.93%	9.52%	11.03%	11.65%	12.02%
Book value per share	$20.36	$20.01	$18.80	$18.50	$18.24
Tangible book value per share	$15.42	$15.03	$15.42	$15.12	$14.98

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Detail of other noninterest expense
Salaries and employee benefits	$6,945	$6,077	$5,186	$5,114	$4,987
Commission-based compensation	875	844	1,048	1,056	796
Occupancy and equipment expense	1,135	1,048	871	829	836
Data processing expenses	667	511	464	487	425
Advertising and marketing expenses	160	19	124	125	173
Legal fees	122	173	177	135	167
FDIC insurance assessments	263	242	205	152	206
Accounting and audit expenses	250	332	211	212	223
Consulting and other professional expenses	243	387	238	164	105
Telecommunications expenses	159	132	144	135	128
ORE, Repo asset and other collection expenses	59	256	79	71	122
Core deposit intangible amortization	191	175	111	111	111
Other noninterest expense	984	1,248	1,037	1,025	1,011
Total noninterest expense	$12,053	$11,444	$9,895	$9,616	$9,290

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
Non-GAAP Reconciliation	2016	2015	2015	2015	2015
Total shareholders' equity	$221,100	$216,636	$177,423	$174,629	$172,172
Less: intangible assets	53,312	53,474	31,291	31,310	30,560
Less: minority interest not included in intangible assets	341	438	574	593	232
Tangible common equity	$167,447	$162,724	$145,558	$142,726	$141,380
Common shares outstanding at year or period end	10,861,487	10,824,969	9,438,541	9,438,541	9,438,541
Tangible book value per share	$15.42	$15.03	$15.42	$15.12	$14.98
Total assets at end of period	$1,740,106	$1,763,369	$1,350,781	$1,256,614	$1,206,667
Less: intangible assets	53,312	53,474	31,291	31,310	30,560
Adjusted total assets at end of period	$1,686,794	$1,709,895	$1,319,490	$1,225,304	$1,176,107
Tangible common equity to tangible assets	9.93%	9.52%	11.03%	11.65%	12.02%
Total allowance for loan losses	$10,927	$9,842	$9,391	$9,274	$9,522
Less: allowance for loan losses attributable to CBI (factoring receivables)	500	500	500	715	956
Adjusted allowance for loan losses at end of period	$10,427	$9,342	$8,891	$8,559	$8,566
Nonacquired loans held for investment (4)	942,781	870,471	811,011	757,976	704,307
Allowance for loan losses to nonacquired loans (4)	1.11%	1.07%	1.10%	1.13%	1.22%

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Non-GAAP Reconciliation
Total average shareholders' equity	$218,730	$202,299	$175,821	$173,354	$139,618
Less: average intangible assets	53,388	46,113	31,158	30,555	30,553
Less: average minority interest not included in intangible assets	231	331	371	315	46
Average tangible common equity	$165,111	$155,855	$144,292	$142,484	$109,019
Net income to common shareholders	3,779	2,938	2,490	2,256	1,921
Return on average tangible common equity (ROATCE)	9.21%	7.48%	6.85%	6.35%	7.15%
Efficiency ratio:
Net interest income	$16,663	$14,981	$12,259	$11,643	$11,166
Total noninterest income	3,125	2,136	2,353	2,206	1,764
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$19,788	$17,117	$14,612	$13,849	$12,930
Expenses:
Total noninterest expenses	$12,053	$11,444	$9,895	$9,616	$9,290
Efficiency ratio	60.91%	66.86%	67.72%	69.43%	71.85%
Operating efficiency ratio:
Net interest income	$16,663	$14,981	$12,259	$11,643	$11,166
Total noninterest income	3,125	2,136	2,353	2,206	1,764
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$19,788	$17,117	$14,612	$13,849	$12,930
Expenses:
Total noninterest expenses	$12,053	$11,444	$9,895	$9,616	$9,290
Less: merger/conversion-related expenses	138	395	122	168	79
Adjusted noninterest expenses	$11,915	$11,049	$9,773	$9,448	$9,211
Operating efficiency ratio	60.21%	64.55%	66.88%	68.22%	71.24%

(1) Excludes securities gains

(2) Excludes merger/conversion-related expenses

(3) Net income to common shareholders / average assets

(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	March 31, 2016	December 31, 2015
Assets
Cash and due from banks	$15,018	$27,173
Interest-bearing deposits with banks	108,835	185,284
Cash and cash equivalents	123,853	212,457
Investment securities held-to-maturity (fair value of $27,910 and $27,843 at March 31, 2016 and December 31, 2015, respectively)	27,284	27,458
Investment securities available-for-sale	55,670	53,405
Other investments	6,106	6,235
Mortgage loans held-for-sale	12,529	15,020
Loans, net of unearned income	1,387,705	1,319,414
Less: allowance for loan losses	10,927	9,842
Loans, net	1,376,778	1,309,572
Premises and equipment, net	31,897	31,432
Accrued interest receivable	3,637	3,510
Bank-owned life insurance	27,426	27,223
Other real estate	2,884	3,965
Deferred tax assets, net	13,937	14,190
Goodwill	50,715	50,686
Core deposit intangible, net	2,597	2,788
Other assets	4,793	5,428
Total assets	$1,740,106	$1,763,369

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$382,642	$382,946
Interest-bearing demand	222,271	202,649
Savings and money market	597,179	611,887
Time	296,105	316,976
Total deposits	1,498,197	1,514,458
Federal Home Loan Bank advances	7,000	22,000
Accrued interest payable	644	627
Other liabilities	13,165	9,648
Total liabilities	1,519,006	1,546,733
Commitments and contingencies
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 10,861,487 and 10,824,969 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	109	108
Additional paid-in capital	202,971	202,456
Retained earnings	9,931	6,152
Accumulated other comprehensive income	814	548
Total shareholders' equity attributable to National Commerce Corporation	213,825	209,264
Noncontrolling interest	7,275	7,372
Total shareholders' equity	221,100	216,636
Total liabilities and shareholders' equity	$1,740,106	$1,763,369

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2016	2015
Interest and dividend income:
Interest and fees on loans	$17,483	$11,792
Interest and dividends on taxable investment securities	412	256
Interest on non-taxable investment securities	200	42
Interest on interest-bearing deposits and federal funds sold	218	103
Total interest income	18,313	12,193
Interest expense:
Interest on deposits	1,569	918
Interest on borrowings	81	109
Total interest expense	1,650	1,027
Net interest income	16,663	11,166
Provision for loan losses	1,533	161
Net interest income after provision for loan losses	15,130	11,005
Other income:
Service charges and fees on deposit accounts	480	267
Mortgage origination and fee income	1,392	1,271
Merchant sponsorship revenue	522	-
Income from bank owned life insurance	204	79
Wealth management fees	13	19
Gain (loss) on other real estate	156	(13)
Other	358	141
Total other income	3,125	1,764
Other expense:
Salaries and employee benefits	6,945	4,987
Commission-based compensation	875	796
Occupancy and equipment	1,135	836
Core deposit intangible amortization	191	111
Other operating expense	2,907	2,560
Total other expense	12,053	9,290
Earnings before income taxes	6,202	3,479
Income tax expense	2,083	1,092
Net earnings	4,119	2,387
Less: Net earnings attributable to noncontrolling interest	340	466
Net earnings attributable to National Commerce Corporation	$3,779	$1,921

Weighted average common and diluted shares outstanding
Basic	10,855,871	7,701,663
Diluted	11,039,208	7,801,577

Basic earnings per common share	$0.35	$0.25
Diluted earnings per common share	$0.34	$0.25

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$1,354,368	$17,373	5.16%	$1,204,437	$15,699	5.17%	$992,223	$12,826	5.13%	$944,373	$12,116	5.15%	$903,563	$11,709	5.26%
Mortgage loans held-for-sale	10,503	115	4.40	9,697	84	3.44	9,890	104	4.17	11,180	112	4.02	9,487	85	3.63
Securities:
Taxable securities	61,764	412	2.68	48,097	370	3.05	31,132	259	3.30	32,402	269	3.33	35,540	256	2.92
Tax-exempt securities	26,041	317	4.90	21,982	275	4.96	17,245	217	4.99	14,297	181	5.08	4,750	67	5.72
Cash balances in other banks	151,318	217	0.58	191,077	168	0.35	166,715	129	0.31	112,081	105	0.38	114,579	103	0.36
Total interest-earning assets	1,603,994	$18,434	4.62	1,475,290	$16,596	4.46	1,217,205	$13,535	4.41	1,114,333	$12,783	4.60	1,067,919	$12,220	4.64
Noninterest-earning assets	156,260			145,791			96,824			95,949			94,118
Total assets	$1,760,254			$1,621,081			$1,314,029			$1,210,282			$1,162,037

Interest-bearing liabilities
Interest-bearing transaction accounts	$204,339	$123	0.24%	$196,140	$129	0.26%	$182,056	$118	0.26%	$157,261	$97	0.25%	$159,706	$99	0.25%
Savings and money market deposits	620,429	762	0.49	542,631	612	0.45	443,306	486	0.43	408,117	417	0.41	391,321	377	0.39
Time deposits	306,106	684	0.90	291,399	654	0.89	228,298	476	0.83	208,388	447	0.86	209,016	442	0.86
Federal Home Loan Bank and other borrowed money	10,959	81	2.97	22,104	112	2.01	22,000	111	2.00	22,000	110	2.01	22,000	109	2.01
Total interest-bearing liabilities	1,141,833	$1,650	0.58	1,052,274	$1,507	0.57	875,660	$1,191	0.54	795,766	$1,071	0.54	782,043	$1,027	0.53
Noninterest-bearing deposits	386,674			354,812			254,402			233,136			232,497
Total funding sources	1,528,507			1,407,086			1,130,062			1,028,902			1,014,540
Noninterest-bearing liabilities	13,017			11,696			8,146			8,026			7,879
Shareholders' equity	218,730			202,299			175,821			173,354			139,618
	$1,760,254			$1,621,081			$1,314,029			$1,210,282			$1,162,037
Net interest rate spread			4.04%			3.89%			3.87%			4.06%			4.11%
Net interest income/margin (taxable equivalent)		16,784	4.21%		15,089	4.06%		12,344	4.02%		11,712	4.22%		11,193	4.25%
Tax equivalent adjustment		121			108			85			69			27
Net interest income/margin		$16,663	4.18%		$14,981	4.03%		$12,259	4.00%		$11,643	4.19%		$11,166	4.24%